稅務局
印花稅署
香港九龍啟德協調道5號稅務中心1樓

電話號碼 Tel. No.: 2594 3201
傳真號碼 Fax No.: 2519 6740

INLAND REVENUE DEPARTMENT
STAMP OFFICE
1/F, Inland Revenue Centre, 5 Concorde Road,
Kai Tak, Kowloon, Hong Kong.
網址 Web site : www.ird.gov.hk
電郵 E-mail : taxsdo@ird.gov.hk

印花證明書 STAMP CERTIFICATE

此印花證明書是按《印花稅條例》發出，具有與傳統印花相等的法律地位
This stamp certificate is issued under the Stamp Duty Ordinance
and has the same legal status as conventional stamp
(此證明書必須夾附於下列文書上，作為已加蓋印花的證明。This certificate must be attached to the instrument shown below as evidence of stamping.)

文書編號 Instrument Ref. No.:	1-24-035496-0-0-2
文書性質 Nature of Instrument:	租約 Lease
文書簽立日期 Date of Instrument:	08/05/2023 (日 Day / 月 Month / 年 Year)
每月租金 Monthly Rent:	$49,062.00
年期 Term (如適用 If applicable):	由 From: 21/06/2023 至 To: 20/06/2025
物業地址 Property Address:	Flat/Rm. 903 9/F Block 1 Silvercord 30 Canton Road Tsim Sha Tsui KL
有關人士姓名及身份 Name and capacity of parties:	**業主 Landlord(s):** (1) Victory International Mfy Ltd. **租客 Tenant(s):** (1) Rise Smart Holdings Limited

HONG KONG
$2944
STAMP DUTY PAID

茲證明上述文書已加蓋印花 / 簽註如下:
This is to certify that the above instrument is stamped / endorsed as below:

印花證明書編號 Stamp Certificate No.	: 24-1-0068652-8
加蓋印花日期 Date of Stamping	: 09/05/2023 (日Day/月Month/年Year)
已付印花稅 Stamp Duty Paid	: $2,944.00
付款方式 Payment Method	:電子付款/現金 Electronic Payment / Cash

印花稅署署長 譚大鵬
TAM Tai-pang
Collector of Stamp Revenue

I.R.C.表格第3511號
I.R.C. 3511

你可於 www.gov.hk/estamping 核對此證明書的真確性
You may check the authenticity of this certificate at www.gov.hk/estamping

稅務局
印花稅署
香港九龍啟德協調道5號稅務中心1樓

電話號碼 Tel. No.: 2594 3201
傳真號碼 Fax No.: 2519 6740

INLAND REVENUE DEPARTMENT
STAMP OFFICE
1/F, Inland Revenue Centre, 5 Concorde Road,
Kai Tak, Kowloon, Hong Kong.
網址 Web site : www.ird.gov.hk
電郵 E-mail : taxsdo@ird.gov.hk

印花證明書 STAMP CERTIFICATE

此印花證明書是按《印花稅條例》發出，具有與傳統印花相等的法律地位
This stamp certificate is issued under the Stamp Duty Ordinance
and has the same legal status as conventional stamp
(此證明書必須夾附於下列文書上，作為已加蓋印花的證明。This certificate must be attached to the instrument shown below as evidence of stamping.)

HONG KONG
印花 $5 香港
STAMP DUTY PAID

文書編號 Instrument Ref. No.:	1-24-035496-0-1-9
文書性質 Nature of Instrument:	租约 Lease
文書簽立日期 Date of Instrument:	08/05/2023 (日 Day / 月 Month / 年 Year)
每月租金 Monthly Rent:	$49,062.00
年期 Term (如適用 If applicable):	由 From: 21/06/2023 至 To: 20/06/2025
物業地址 Property Address:	Flat/Rm. 903 9/F Block 1 Silvercord 30 Canton Road Tsim Sha Tsui KL
有關人士姓名及身份 Name and capacity of parties:	**業主 Landlord(s):** (1) Victory International Mfy Ltd. **租客 Tenant(s):** (1) Rise Smart Holdings Limited

茲證明上述文書已加蓋印花 / 簽註如下:
This is to certify that the above instrument is stamped / endorsed as below:

印花證明書編號 Stamp Certificate No.	: 24-1-0068653-1
加蓋印花日期 Date of Stamping	: 09/05/2023 (日Day/月Month/年Year)
已付印花稅 Stamp Duty Paid	: $5.00
付款方式 Payment Method	:電子付款/現金 Electronic Payment / Cash

簽註/表明 Endorsement / Denotation:
- 複本或對應本：文書正本已加蓋印花
  Duplicate or Counterpart; Original stamped with:
  $2,944.00

印花稅署署長 譚大鵬
TAM Tai-pang
Collector of Stamp Revenue

I.R.C.表格第3511號
I.R.C. 3511

你可於 www.gov.hk/estamping 核對此證明書的真確性
You may check the authenticity of this certificate at www.gov.hk/estamping

Tenancy Agreement

Stamp Certificate No. : 24-1-0068652-8
Date of Stamping : 09/05/2023

An Agreement made the 08 day of May 2023 between the Landlord and the Tenant as more particularly described in Schedule Ⅰ.

The Landlord shall let and be Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule Ⅰ and both parties agree to observe and perform the terms and conditions as follows :-

1. The Tenant shall pay to the Landlord the Rent in advance on the first day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within **7** days from the due date, the Landlord shall have right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.

2. The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held form the Government.

5. The Tenant hereby agrees to pay the management fee and air-conditioning charges and Government Rent and Rates as more particularly described in Schedule Ⅰ in respect of the Premises.

6. It is hereby agreed by the parties hereto that the Tenant shall be entitled to a rent-free period stated in Schedule Ⅰ. During the period, the Tenant shall not be required to pay the monthly rent but it shall pay and discharge Government rent and rates, management fee & air-conditioning charges and all other outgoings which the Tenant agrees to pay under this Agreement and shall comply with and perform all other covenants terms and conditions herein contained.

7. The Tenant shall during the Term keep and maintain the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall at its own costs reinstate the said Premises to a "bare-shell" state and condition acceptable to the Landlord and deliver to the Landlord vacant possession of the Premises reinstated in the same repair and condition on the expiration or sooner determination of this Agreement.

8. The tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within **15** days form the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven **(7)** days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any times thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.

9. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.

10. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.

11. The Tenant shall take out insurance for his own belongings against typhoon, storm, flood, fire, theft and accidents in relation to this tenancy. Such policy must be maintained for the term of this Agreement and the Tenant must, upon request, provide a certificate annually confirming the currency of such policy. The Landlord shall not be responsible for any damage or loss under all circumstances.

12. The Stamp Duty and Registration fee (if any) payable on this Agreement and its duplicate shall be borne by the Landlord and the Tenant in equal shares.

Schedule Ⅰ

The Premises	:	Office No. 903, on 9/F of Tower 1, Silvercord, No. 30 Canton Road, Kowloon Hong Kong ("the Premises")
The Landlord	:	Victory International Manufactory Limited (B.R. No. : 03205510)
The Tenant	:	Rise Smart Holdings Limited (B.R. No. : 36536398)
Term	:	2 Years fixed (June 21, 2023 to June 20, 2025)
Rent free period	:	NA
Rent fee	:	HK$49,062.00 per month (exclusive of management fee, air-conditioning charges, Government rent and rates and other outgoings expenses payable in respect of the said Premises of the Building)
Management fee	:	HK$8,217.00 per month
Government rent & rates	:	HK$6,450.00 per quarter (Subject to actual amount demanded by the HK Government)
Security Deposit	:	HK$178,287.00 [being the aggregate of 3 months rental (147,186.00) , 3 months management fees (24,651.00) and 1 quarter Government rent and rates (6,450.00 x 1)]
Remark	:	It is also agreed between both parties that the SECURITY DEPOSIT in the amount of HK$176,058.00 (HK$47,619.00 x 3 + 8,217.00 x 3 + 8,550.00 x 1) held under the Tenancy Agreement dated 16th June, 2021 shall be transferred to this renewal tenancy and the deficit balance in the amount of HK$2,229.00 will be settled by the Tenant.

Confirmed and Accepted all the terms
and conditions contained herein by the Landlord.:

Victory International Manufactory Limited
(B.R. No. 03205510)

Confirmed and Accepted all the terms
and conditions contained herein by the Tenant :

Rise Smart Holdings Limited
(B.R. No. 36536398)